Exhibit 99.1
UL Solutions Inc. Completes Acquisition of Eurofins Scientific’s Electrical & Electronics Business

NORTHBROOK, Ill. — Oct. 1, 2026 — UL Solutions Inc. (NYSE: ULS), a global leader in applied safety science, today announced it has completed the acquisition of the electrical and electronics (E&E) business of Eurofins Scientific SE.
“This acquisition extends our 132-year commitment to our mission of working for a safer world,” said President and CEO Jennifer Scanlon. “We are thrilled to welcome our new colleagues to UL Solutions. By bringing together complementary expertise and capabilities, we are expanding our global footprint, enhancing our TIC services for electrical safety and connected products, and adding services that support customers around the world.”
Eurofins’ E&E business provides testing, compliance and certification services that support global market access for electromagnetic compatibility and wireless testing, electrical safety, medical devices and other technologies. The acquisition adds laboratories and accreditations in EMEA, Asia and the United States to UL Solutions’ global network.
About UL Solutions
A global leader in applied safety science, UL Solutions Inc. (NYSE: ULS) transforms safety, security and sustainability challenges into opportunities for customers in more than 110 countries. UL Solutions delivers testing, inspection and certification services, advisory offerings and software solutions that support our customers’ product innovation and business growth. The UL Mark serves as a recognized symbol of trust in our customers’ products and reflects an unwavering commitment to advancing our safety mission. We help our customers innovate, launch new products and services, navigate global markets and complex supply chains, and grow sustainably and responsibly into the future. Our science is your advantage.
Investors and others should note that UL Solutions intends to routinely announce material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the UL Solutions Investor Relations website. We also intend to use certain social media channels as a means of disclosing information about us and our products to consumers, our customers, investors and the public on our X account (@UL_Solutions) and our LinkedIn account (@ULSolutions). The information posted on social media channels is not incorporated by reference in this press release or in any other report or document we file with the SEC. While not all of the information that the Company posts to the UL Solutions Investor Relations website or to social media accounts is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in UL Solutions to review the information shared on our Investor Relations website at ir.ul.com and to regularly follow our social media accounts. Users can automatically receive email alerts and information about the Company by subscribing to “Investor Email Alerts” at the bottom of the UL Solutions Investor Relations website at ir.ul.com.
Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. These statements include, but are not limited to, statements related to the Company’s plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends, outlook and expectations, including with respect to the acquisition of the electrical and electronics (E&E) business of Eurofins Scientific SE (the “Transaction”), and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “would,”

“likely,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continues”, “outlook” and variations of these terms and similar expressions, or the negative of these terms or similar expressions (although not all forward-looking statements may contain such words). The Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.
There are or will be important factors that could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements made in this press release, including, but not limited to, the following: the occurrence of any event, change, or other circumstance that could give rise to the termination of the Transaction; unexpected costs, charges or expenses resulting from the Transaction; uncertainty regarding the expected financial performance following completion of the Transaction; the Company’s ability to achieve its short-term and long-term operating targets following completion of the Transaction; the effects that the announcement of the Transaction may have on the Company; the acquired business’ and the Company’s respective businesses and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the acquired business or the Company do business; legal proceedings that may be instituted related to the Transaction; the Company’s ability or failure to successfully integrate the acquired business with existing operations; the Company’s ability to realize anticipated synergies or obtain the results anticipated; risks associated with conducting business outside the United States, including those relating to fluctuations in foreign currency exchange rates; the imposition of tariffs and enhanced trade, import or export restrictions or changes in U.S. trade policy or similar government actions; and global, regional or political instability and geopolitical tensions; the Company’s level of indebtedness and future cash needs; failure to generate sufficient cash to service the Company’s indebtedness; the ability of the Company and the acquired business to innovate, adapt to changing customer needs and successfully introduce new products and services in response to changes in their respective industries and technological advances; the ability of the Company and the acquired business to compete in their respective industries and the effects of increased competition; and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as other factors described from time to time in the Company’s filings with the SEC.
If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company, or others acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements above.

Media:
Kathy Fieweger
Senior Vice President and Chief Corporate Communications Officer
Kathy.Fieweger@ul.com
+1 312-852-5156

Investors:
Yijing Brentano
Vice President, Investor Relations
IR@ul.com